Exhibit 99.1

Open World and VerifyMe Sign Definitive Merger Agreement

Agreement sets the foundation for a NASDAQ-listed institutional-grade real-world asset tokenization company

LAKE MARY, Fla., February 12, 2026 – (BUSINESS WIRE) – VerifyMe, Inc. (NASDAQ: VRME) (“VerifyMe”), a provider of authentication and precision logistics technologies and Open World Ltd. (“Open World”), a blockchain infrastructure and real-world asset (“RWA”) tokenization platform, today announced the execution of an Agreement and Plan of Merger (“Agreement”). The merger positions the combined entity as a leading infrastructure provider in the digital asset and tokenization sector.

“We are pleased to announce the next step in our plan to merge with Open World to align our complementary strengths,” said Adam Stedham, CEO of VerifyMe. “We believe the combined platform will deliver durable infrastructure and governance that supports digital asset innovation and long-term shareholder value.”

The combined entity is expected to focus on token listings, regulated digital asset infrastructure, enterprise-grade compliance frameworks and institutional RWA tokenization across multiple jurisdictions.

“This agreement represents a meaningful inflection point for both organizations,” said Matt Shaw, co-founder and CEO of Open World. “As institutional demand for regulated digital asset infrastructure continues to accelerate, bringing together complementary capabilities enables us to operate at the scale and governance standards required for real-world asset tokenization to transition from early adoption into mainstream financial markets.”

The announcement builds on Open World’s previously disclosed initiatives, including the establishment of its national-scale RWA Center of Excellence in Saudi Arabia, as well as the company’s infrastructure collaboration with Abstract to support regulated, infrastructure-grade assets.

RWA tokenization activity continues to gain momentum in the United States and Saudi Arabia, with significant asset classes expected to be brought onto the Open World platform as regulatory clarity advances and institutional participation expands.

Upon closing, the merger is expected to result in the combined company being listed on The Nasdaq Capital Market (“Nasdaq”) under a new ticker symbol, subject to satisfying certain customary closing conditions, including the receipt of approvals from VerifyMe’s shareholders and the listing of the combined company’s common stock on Nasdaq. The boards of both companies have unanimously approved the signing of the Agreement. Regulatory filings with the U.S. Securities and Exchange Commission (“SEC”) and Nasdaq, as well as shareholder approvals, are anticipated by the second quarter of 2026, subject to customary conditions and review processes. Additional details regarding transaction structure and timing are expected to be disclosed in future filings.

The Agreement contains customary representations, warranties and covenants made by VerifyMe and Open World, including covenants that both parties exercise commercially reasonable efforts to cause the transactions contemplated by the Agreement to be completed, indemnification of directors and officers, and restrictions on VerifyMe’s and Open World’s conduct of their respective businesses between the date of signing of the Agreement and the closing.

VerifyMe’s board of directors has approved the termination of its at-the-market equity program, aligning capital structure considerations with the proposed transaction and long-term strategic priorities.

Advisors

Advisors to the transaction include Maxim Group LLC, which is serving as the exclusive financial advisor to Open World. Latham & Watkins LLP is serving as counsel to Open World. Harter Secrest & Emery LLP is serving as counsel to VerifyMe.

About Open World

Open World has been a major driving force behind many of the most iconic projects in blockchain. Given its expertise, Open World is now expanding its offerings to traditional finance (TradFi). Open World has facilitated the inception and growth of more than 20 companies since 2023 and has helped launch over $65 billion in aggregate network value since (at peak FDV). Open World advises founding teams as they navigate the most complex intersections of financial regulatory, tokenomics, public markets, exchange strategy and governance structuring. The teams Open World advises are partners with leading venture capital firms, including a16z, Multicoin Capital, Dragonfly and Founders Fund. The firm’s range of services includes token launch advisory, DATs and TradFi strategies, RWA tokenization, stablecoin issuance, policy advocacy and strategic advisory work. To learn more, visit https://www.openworld.dev.

About VerifyMe, Inc.

VerifyMe provides specialized logistics for time and temperature-sensitive products, as well as brand protection and enhancement solutions. To learn more, visit https://www.verifyme.com/.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expected,” “upon,” “will,” “anticipate,” “intend,” “plan” and similar expressions, as they relate to Open World and VerifyMe, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include the uncertainty of whether the merger will close and, upon closing, whether the expected benefits of the merger will be realized. These risk factors and uncertainties include those more fully described in VerifyMe’s Annual Report and Quarterly Reports filed with the SEC, including under the heading titled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. Any forward-looking statement made herein speaks only as of the date of this release. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, VerifyMe will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the shares of VerifyMe common stock, par value $0.001 per share, to be issued in connection with the proposed transaction. The Registration Statement will include a proxy statement/prospectus, which, once declared effective by the SEC, will be sent to VerifyMe’s stockholders seeking their approval of the respective transaction-related proposals. INVESTORS AND STOCKHOLDERS OF VERIFYME ARE URGED TO READ THE REGISTRATION STATEMENT AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERIFYME, OPEN WORLD, THE MERGER AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the Registration Statement, including the proxy statement/prospectus contained therein, and other documents filed by VerifyMe with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Registration Statement, including the proxy statement/prospectus contained therein, and other documents filed by VerifyMe with the SEC by contacting VerifyMe by mail at VerifyMe, Inc., 801 International Parkway, Fifth Floor, Lake Mary, Florida 32746, Attention: Corporate Secretary. Investors and stockholders are urged to read the Registration Statement and the other relevant materials when they become available and before making any investment decision with respect to the Merger.

Participants in the Solicitation

VerifyMe and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from VerifyMe's stockholders with respect to the proposed transaction under the rules of the SEC. Information about VerifyMe's directors and executive officers and their ownership of VerifyMe's securities is set forth in VerifyMe’s Revised Definitive Proxy Statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on September 8, 2025 (the “2025 Proxy”). To the extent that holdings of VerifyMe securities have changed since the amounts printed in the 2025 Proxy, such changes have been or will be reflected on Statements of Change in Ownership on Form 3 or Form 4 filed with the SEC. Additional information regarding the identity of participants in the solicitation of proxies, and a description of their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other materials to be filed with the SEC in connection with the proposed transaction when they become available.

No Offer or Solicitation

This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Media Contact

Company: Open World Ltd.

Email: openworld@wachsman.com

Company: VerifyMe, Inc.

Email: IR@verifyme.com